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ASSET-BACKED FINANCING FACILITY
ADVANTA BUSINESS SERVICES CORP., AS SERVICER
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:                   November 1, 1999 - November 30, 1999
                                     ------------------------------------

SETTLEMENT DATE:                               15-Dec-99
                                     ----------------------------

A.    SERIES INFORMATION

      Advanta Leasing Receivables Corp. IV and
      ADVANTA LEASING RECEIVABLES CORP. V
      EQUIPMENT RECEIVABLES ASSET-BACKED NOTES,
      SERIES 1998-1

I.    SERIES INFORMATION INCLUDING PLEDGED PROPERTY CONVEYED

      (a.)      Beginning Aggregate Contract
                 Principal Balance  ("ACPB") ..........................................................           $ 226,611,168.79
                                                                                                                  -----------------
      (b.)      Contract Principal Balance of all
                 Collections allocable to Contracts ..................................        $  11,562,587.79
                                                                                              -----------------
      (c.)      Contract Principal Balance
                 of Charged-Off Contracts ............................................        $     755,839.86
                                                                                              -----------------
      (d.)      Total decline in Principal Balance ....................................................           $  12,318,427.65
                                                                                                                  -----------------


      (e.)      Ending Aggregate Contract Principal Balance of all Contracts as of this
                 Settlement Date ......................................................................           $ 214,292,741.14
                                                                                                                  -----------------

                BALANCES ON THIS SETTLEMENT DATE AFTER PAYMENT ON THE RELATED PAYMENT DATE

      (f.)      Class A Principal Balance as
                 of this Settlement Date ..............................................................           $ 189,263,195.55
                                                                                                                  -----------------
                (Class A Note Factor) ...................                 0.5714468
                                                                          ----------
      (g1.)     Class A-1 Principal Balance
                 (Note Factor) ..........................                 0.0000000                       --
                                                                          ----------          -----------------
      (g2.)     Class A-2 Principal Balance
                 (Note Factor) ..........................                 0.6319116           $ 120,063,195.55
                                                                          ----------          -----------------
      (g3.)     Class A-3 Principal Balance
                 (Note Factor) ..........................                 1.0000000           $  23,300,000.00
                                                                          ----------          -----------------
      (g4.)     Class A-4 Principal Balance
                 (Note Factor) ..........................                 1.0000000           $  45,900,000.00
                                                                          ----------          -----------------
      (h.)      Class B Principal Balance as
                 of this Settlement Date ..............................................................           $  10,822,060.38
                                                                                                                  -----------------
                (Class B Note Factor)                                     0.5714468
                                                                          ----------
      (i.)      Class C Principal Balance
                 as of this Settlement Date ...........................................................           $   4,682,474.58
                                                                                                                  -----------------
                (Class C Note Factor)                                     0.4747997
                                                                          ----------
      (l.)      Class D Principal Balance
                 as of this Settlement Date ...........................................................           $   9,525,010.64
                                                                                                                  -----------------
                (Class D Note Factor)                                     0.6349878
                                                                          ----------

II.   COMPLIANCE RATIOS

      (a.)      Aggregate Contract Balance Remaining ("CBR") of all Contracts as of the related
                 Calculation Date .....................................................................           $ 234,523,256.34
                                                                                                                  -----------------
      (b1.)     % of CBR 31 days or more delinquent as of the related Calculation Date ................                       7.77%
                                                                                                                  -----------------
      (b2.)     Preceeding Month %:                                          Oct-99 ...................                       7.71%
                                                                          ----------                              -----------------
      (b3.)     2nd Preceeding Month %:                                      Sep-99 ...................                       7.76%
                                                                          ----------                              -----------------
      (b4.)     Three month rolling average % of CBR 31 days or more delinquent .......................                       7.75%
                                                                                                                  -----------------
      (c.)      Does the three month rolling average % of CBR which are 31 days or more delinquent
                 exceed 10.5% ? Y or N ................................................................                         NO
                                                                                                                  -----------------
                (Amortization Period Only)
      (d)       Cumulative Net Loss Percentage as of the related Collection Period ....................                       1.78%
                                                                                                                  -----------------
                Does the Cumulative Net Loss Percentage exceed
      (d1.)     4.0 % from the Beginning Period to and including 12th Collection Period ?  Y or N .....                         NO
                                                                                                                  -----------------
      (d2.)     5.5 % from 13th Collection Period to and including 24th Collection Period ? Y or N ....                         NO
                                                                                                                  -----------------
      (d3.)     7.0 % from 25th Collection Period and thereafter ? Y or N .............................                         NO
                                                                                                                  -----------------
                (If Yes to e1 or e2 or e3, then a Residual Event occurs)

      (e1.)     Residual Realization for the related Collection Period  > 100% (YES/NO) ...............                        YES
                                                                                                                  -----------------
      (e2.)     Preceeding Month:                            Oct-99  > 100% (YES/NO) ..................                        YES
                                                             -----------------------                              -----------------
      (e3.)     2nd Preceeding Month:                        Sep-99  > 100% (YES/NO) ..................                        YES
                                                             -----------------------                              -----------------
      (e4.)     Three month rolling average Residual Realization Ratio  > 100% (YES/NO) ...............                        YES
                                                                                                                  -----------------
                (If less than 100%, then a Residual Event Occurs)


III.  FLOW OF FUNDS
                The amount of available funds on deposit in the Series 1998-1 Facility Account ........           $  14,393,979.72
                                                                                                                  -----------------


            (1) On the Payment Date which is also the Amortization Date and each Payment Date thereafter

      (a.)      To the Servicer, Unrecoverable Servicer Advances ......................................                  85,251.92
                                                                                                                  -----------------
      (b.)      To the Servicer, if ABS is not the Servicer, Servicing Fee and Ancillary Servicing
                 Income, if any
                                                                                                                  -----------------

                To Series 1998-1 Noteholders:
      (c.)      To Class A, the total Class A Note Interest and Class A Overdue Interest for the
                 related period .......................................................................           $     978,948.52
                                                                                                                  -----------------
                      Interest on Class A-1 Notes ....................................        $           --
                                                                                              -----------------
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
                      Interest on Class A-2 Notes ....................................        $      635,072.69
                                                                                              -----------------
                      Interest on Class A-3 Notes ....................................        $      115,140.83
                                                                                              -----------------
                      Interest on Class A-4 Notes ....................................        $      228,735.00
                                                                                              -----------------
      (d.)      Interest on Class B Notes for
                 the related period ...................................................................           $      58,174.46
                                                                                                                  -----------------
      (e.)      Interest on Class C Notes for
                 the related period ...................................................................           $      29,741.39
                                                                                                                  -----------------

      (f.)      To Series 1998-1 Noteholders:
                To Class A, the total Principal Payment and Class A Overdue Principal, if any .........              10,879,626.48
                                                                                                                  -----------------
                      Principal Payment to Class A-1 Noteholders .........................                 N/A
                                                                                              -----------------
                      Principal Payment to Class A-2 Noteholders .........................     $  10,879,626.48
                                                                                              -----------------
                      Principal Payment to Class A-3 Noteholders .........................                 N/A
                                                                                              -----------------
                      Principal Payment to Class A-4 Noteholders .........................                 N/A
                                                                                              -----------------
                To Class B for Principal Payment and Overdue Principal, if any ...........           622,096.52
                                                                                              -----------------
                To Class C for Principal Payment and Overdue Principal, if any ...........           816,704.65
                                                                                              -----------------

      (g)       Overdue Principal (included in the Principal Payments per above, if any):
                To Class A, total for Overdue Principal ..............................                     N/A
                                                                                              -----------------
                      Overdue Principal to Class A-1                                    N/A
                                                                                        ---
                      Overdue Principal to Class A-2                                    N/A
                                                                                        ---
                      Overdue Principal to Class A-3                                    N/A
                                                                                        ---
                      Overdue Principal to Class A-4                                    N/A
                                                                                        ---
                To Class B for Overdue Principal .....................................                     N/A
                                                                                              -----------------
                To Class C for Overdue Principal .....................................                     N/A
                                                                                              -----------------

      (h1.)     Until the Reserve Account Funding Date:
                To the Reserve Account, the amount equal to the Servicing Fee otherwise
                payable to ABS ........................................................................                       N/A
                                                                                                                  -----------------

      (h2.)     After the Reserve Account Funding Date:
                To the Servicer, ABS, the Servicing Fee plus Ancillary Servicing Income, if any ........                 188,842.64
                                                                                                                  -----------------

      (i.)      To the Reserve Account, the amount needed to increase the amount on deposit in the
                Reserve Account to the Required Reserve Amount for such Payment Date ...................                       N/A
                                                                                                                  -----------------

      (j.)      Upon the occurrence of a Residual Event               the lesser of:
      (j1.)     (A) the Available Funds remaining
                 on deposit in the Facility Account and ..............................                     N/A
                                                                                              -----------------
      (j2.)     (B) the aggregate amount of Residual
                 Receipts included in Available Funds ................................                     N/A
                                                                                              -----------------
      (j3.)     To be deposited to the Residual Account ...............................................                        N/A
                                                                                                                  -----------------

      (k.)      To Class D Noteholders for Principal
                 Payment ..............................................................................                       --
                                                                                                                  -----------------
      (l.)      To Class D Noteholders for Overdue Principal, if any ..................................                        N/A
                                                                                                                  -----------------

            (3) To ABS, the Servicing Fee previously due, but deposited to the Reserve Account ........           $           --
                                                                                                                  -----------------

            (4) To the Series Obligors, as holders of the Residual Interest, any Available Funds
                remaining on deposit in the Facility Account ..........................................           $     734,593.13
                                                                                                                  -----------------

IV.   SERVICER ADVANCES

      (a.)      Aggregate amount of Servicer Advances at the beginning of the related
                Collection Period .....................................................................               3,770,715.81
                                                                                                                  -----------------
      (b.)      Servicer Advances reimbursed during the related Collection Period .....................                  85,500.29
                                                                                                                  -----------------
      (c.)      Amount of unreimbursed Servicer Advances to be reimbursed on the Settlement Date ......                  85,251.92
                                                                                                                  -----------------
      (d.)      Servicer Advances made during the related Collection Period ...........................                       --
                                                                                                                  -----------------
      (e.)      Aggregate amount of Servicer Advances at the end of the Collection Period .............           $   3,599,963.60
                                                                                                                  -----------------


V.    RESERVE ACCOUNT
      (a.)      Amount on deposit at the beginning of the related Collection Period ...................           $   7,055,300.14
                                                                                                                  -----------------
      (b.)      Amounts used to cover shortfalls, if any, for the related Collection Period ...........           $           --
                                                                                                                  -----------------
      (c.)      Amounts transferred from the Facility Account, if applicable ..........................           $           --
                                                                                                                  -----------------
      (d.)      Interest earned on Reserve Balance ....................................................           $      30,114.49
                                                                                                                  -----------------
      (e.)      Reserve Account Ending Balance before calculating Required Reserve Amount .............           $   7,085,414.63
                                                                                                                  -----------------
      (f.)      Required Reserve Amount needed as of the related Collection Period ....................           $   6,654,951.24
                                                                                                                  -----------------

      (g1.)     If (f) is greater than (e), then amount of shortfall ..................................                       0.00
                                                                                                                  -----------------
      (g2.)     If (e) is greater than (f), then excess amount to be transferred to the
                 Series Obligors ......................................................................                 430,463.39
                                                                                                                  -----------------

      (h.)      Amounts on deposit as of this Settlement Date (e minus g2) ............................           $   6,654,951.24
                                                                                                                  -----------------


VI.   RESIDUAL ACCOUNT
      (a.)      Amount on deposit at the beginning of the related Collection Period ...................                       0.00
                                                                                                                  -----------------
      (b.)      Amounts transferred from the Facility Account .........................................                       0.00
                                                                                                                  -----------------
      (c.)      Amounts used to cover shortfalls for the related Collection Period ....................                       0.00
                                                                                                                  -----------------
      (d.)      Amount on deposit as of this Settlement Date ..........................................                       0.00
                                                                                                                  -----------------

VII.  ADDITIONAL PROPERTY FUNDING ACCOUNT
      (a.)      Amount on deposit at the beginning of the related Collection Period ...................                       0.00
                                                                                                                  -----------------
      (b.)      Amounts transferred from the Facility Account .........................................                       0.00
                                                                                                                  -----------------
      (c.)      Amounts transferred to the Series Obligors ............................................                       0.00
                                                                                                                  -----------------
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
      (d.)      Amount on deposit as of this Settlement Date ..........................................                       0.00
                                                                                                                  -----------------


VIII. ADVANCE PAYMENTS
      (a.)      Beginning aggregate Advance Payments ..................................................           $   2,335,796.20
                                                                                                                  -----------------
      (b.)      Amount of Advance Payments collected during the related Collection Period .............           $   1,764,942.82
                                                                                                                  -----------------
      (c.)      Investment earnings for the related Collection Period .................................           $      12,367.07
                                                                                                                  -----------------
      (d.)      Amount of Advance Payments withdrawn for deposit into Facility Account ................           $   1,752,537.19
                                                                                                                  -----------------
      (e.)      Ending aggregate Advance Payments .....................................................           $   2,360,568.90
                                                                                                                  -----------------
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      ADVANTA BUSINESS SERVICES  CORP., AS SERVICER

                BY:                         /s/ John Paris

                TITLE:                      Sr. Vice President

                DATE:                       10-Dec-99